UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 13, 2003
(Date of earliest event reported)

Commission file number 1-7349

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of	Commission	IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including zip code)

(303) 469-3131
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Ball Corporation
Current Report on Form 8-K
Dated May 13, 2003

Item 9. Regulation FD Disclosure

The Company has furnished as correspondence the certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman of the Board, President and Chief Executive Officer of Ball Corporation and by Raymond J. Seabrook, Senior Vice President and Chief Financial Officer of Ball Corporation.

These certifications are not deemed to be filed with the Securities and Exchange Commission but the copies of the Certificates of Messrs. Hoover and Seabrook are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION (Registrant) By: /s/ Raymond J. Seabrook Name: Raymond J. Seabrook Title: Senior Vice President and Chief Financial Officer

Date:  May 13, 2003

Ball Corporation and Subsidiaries
Form 8-K
May 13, 2003

EXHIBIT INDEX
Description	Exhibit
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to	99.1
Section 906 of the Sarbanes-Oxley Act of 2002, by R. David Hoover, Chairman
of the Board, President and Chief Executive Officer.
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to	99.2
Section 906 of the Sarbanes-Oxley Act of 2002, by Raymond J. Seabrook,
Senior Vice President and Chief Financial Officer.